EXHIBIT 23.2








               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To Atlantic International Entertainment, Ltd.:


As  independent   certified  public  accountants,   we  hereby  consent  to  the
incorporation of our report dated April 24, 1998, included in this Form 10-KSB.


                                        /s/ Moore Stephens, P.C.
                                        ---------------------------------------
                                        Moore Stephens, P.C.
                                        Certified Public Accountants

Cranford, New Jersey
May 22, 1998